UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2011

SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (914) 345-2620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 10, 2011, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its financial results for the year ended December 31, 2010 and also announcing that the registrant is hosting a teleconference on March 11, 2011 at 8:30 a.m. eastern time to discuss its financial results for the year ended December 31, 2010.

Item 7.01. Regulation FD Disclosure

On March 10, 2011, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing that the Board of Directors of the registrant had declared a quarterly dividend of $0.0125 per share payable on April 4, 2011 to shareholders of record on March 24, 2011.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit
No.	Description
99.1	Press release, dated March 10, 2011, announcing financial results for the year ended December 31, 2010 and a quarterly dividend

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated: March 10, 2011	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer